Related Party Transactions	6 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Related Party Transactions [Abstract]
Related Party Transactions

Note 16. Related Party

Prior to the CFO Silvia Acquisition, Inflection Points Inc., an entity controlled by Anthony Pompliano, the Company’s CEO, was the majority owner of CFO Silvia. Accordingly, Inflection Points Inc. was also a selling shareholder in the CFO Silvia Acquisition and received $14.0 million of the total acquisition consideration, consisting of $8.1 million of closing equity consideration and $5.9 million of contingent earnout consideration. The contingent earnout shares underlying the contingent consideration are issuable upon the achievement of specified market-based conditions, including the Company’s common stock reaching trading price at or above $9.00 per share.

In addition, CFO Silvia was party to two promissory notes payable to Inflection Points Inc., an entity controlled by the Company’s Chief Executive Officer. The outstanding principal balance of the notes were $2.4 million as of the Acquisition Date. In connection with the CFO Silvia Acquisition, cash consideration of $1.4 million was used to repay one of the notes, and the remaining $1.0 million note was assumed by the Company and repaid following the acquisition. No amounts remained outstanding as of June 30, 2026.

Note 15. Related Party Transactions

As part of the Preferred Equity Subscription Agreements, Inflection Points purchased 850,000 preferred units for $8,500,000. Refer to Note 14 for additional information.

As part of the Services Agreement Inflection Points received 10,000,000 shares of common stock. Refer to Note 14 for additional information.

On June 30, 2025, the Company entered into a promissory note (the “Promissory Note”) with Inflection Points, an entity under common control, for a principal sum of up to $1,000,000. On July 11, 2025, the Company entered into an amended and restated promissory note, to ensure the Company and Procap BTC are listed as recipients of the funds. On October 5, 2025, the Company entered into the second amended and restated the promissory note, to increase the allowable principal draws to be up to $2,000,000. During the period from June 17, 2025 (inception) through December 31, 2025, the Company received $1,777,581 of proceeds from the related-party Promissory Note and made $1,889,562 of repayments, as reflected in the accompanying consolidated statements of cash flows. In addition, $111,981 of amounts due to a related party were converted into the Promissory Note, which is presented as a non-cash financing activity. The Promissory Note bears no stated interest and was payable on the earlier of May 31, 2026 or the date on which the Company consummated the business combination. On December 5, 2025, in connection with the closing of the Business Combination, the Company repaid the outstanding balance of the Promissory Note. As of December 31, 2025, the outstanding balance on the Promissory Note was $0.

On October 1, 2025, the Company entered into a commercial sublease agreement with Inflection Points. The sublease terms allow the Company to occupy the premises on a month-to month arrangement starting on October 1, 2025, and ending upon notice of 60 days from either party to the other party. The monthly rent payment under the agreement is $19,600. For the period from June 17, 2025 (Inception) through December 31, 2025, the Company recorded $58,800 of rent expense in the consolidated statement of operations.